Conformed Copy

PLEDGE AGREEMENT

PLEDGE AGREEMENT (this “Agreement”), dated as of March 23, 2007, is by and among each of the Persons that is a signatory hereto (individually a “Pledgor” and collectively, the “Pledgors”) and JPMorgan Chase Bank, National Association, as Collateral Agent for the benefit of the Secured Creditors (the “Pledgee”).

W I T N E S S E T H:

WHEREAS, on the date hereof, Darwin Professional Underwriters, Inc., a Delaware corporation (the “Borrower”) has entered into that certain Credit Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Credit Agreement”) with JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the Lenders, providing for the Lenders to make available to Borrower certain credit facilities on the terms and conditions set forth therein;

WHEREAS, Borrower may from time to time on or after the date hereof enter into one or more Swap Agreements permitted by the Credit Agreement with a Lender or an Affiliate of a Lender (each such Lender or Affiliate, even if the Lender ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or such Affiliate’s successors and assigns and the Administrative Agent, the Collateral Agent and the Lenders, the “Secured Creditors”);

WHEREAS, all of the issued and outstanding Equity Interests of each Subsidiary directly owned by each Pledgor, the stock of which is required to be pledged hereunder pursuant to the terms of Section 5.09(c) of the Credit Agreement, are set forth on Exhibit A hereto (the issuer of each such Equity Interest, together with each other Material Insurance Subsidiary, the Equity Interests of which are hereafter directly acquired by a Pledgor, is referred to herein as an “Issuer” and collectively as the “Issuers”); and

WHEREAS, to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and make available the credit facilities thereunder and to induce Lenders and their Affiliates to enter into the Swap Agreements, each Pledgor has agreed to pledge to Pledgee, for the benefit of Pledgee and the Secured Creditors, the Equity Interests of the Issuers now or hereafter directly owned or acquired by any Pledgor on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement. Terms defined in the Uniform Commercial Code, as in effect in the State of Illinois from time to time (the “UCC”), which are not otherwise defined in this Agreement or in the Credit Agreement are used in this Agreement as defined in the UCC as in effect on the date hereof.

Section 2. Pledge. Each Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to Pledgee, for the benefit of Pledgee and the Secured Creditors, a first lien on and first security interest in (i) all of the Equity Interests of the Issuers now owned or hereafter acquired by such Pledgor (collectively, the “Pledged Shares”), (ii) all other property hereafter delivered to, or in the possession or in the custody of, Pledgee, in substitution for or in addition to the Pledged Shares, (iii) any other property of such Pledgor described in Section 4 below, now or hereafter delivered to, or in the possession or custody of any Pledgor, and (iv) all proceeds of the collateral described in the preceding clauses (i), (ii) and (iii) (the collateral described in clauses (i) through (iv) of this Section 2 being collectively referred to as the “Pledged Collateral”), as collateral security for (y) with respect to the Borrower as Pledgor, all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of such Pledgor or any Subsidiary thereof to any Secured Creditor or any indemnified party arising under any Credit Document or any Swap Agreement permitted by the Credit Agreement and (z) with respect to each other Pledgor, all obligations of such Pledgor under the Subsidiary Guaranty (all of the foregoing being referred to hereinafter collectively as the “Liabilities”).

All of the Pledged Shares now owned by each Pledgor are listed on Exhibit A hereto, and for such shares as are presently represented by stock or unit certificates, such certificates, with undated powers duly executed in blank by each Pledgor and irrevocable proxies, are being delivered to Pledgee, for the benefit of Pledgee and the Secured Creditors, simultaneously herewith. Each Pledgor shall execute an Addendum in the form of Exhibit B hereto upon creation or acquisition by such Pledgor of any new Issuer whose shares are represented by one or more stock or unit certificates. Pledgee, on behalf of the Secured Creditors, shall maintain possession and custody of the certificates representing the Pledged Shares and any additional Pledged Collateral. Notwithstanding the foregoing, except as otherwise provided in Section 5.09 of the Credit Agreement, no Pledgor shall be required at any time to pledge hereunder more than 65% of the Equity Interests of any foreign Subsidiary.

Section 3. Representations and Warranties of Pledgor. Each Pledgor represents and warrants to Pledgee, and covenants with Pledgee, that:

(a) Such Pledgor is the record and beneficial owner of, and has legal title to, the Pledged Shares, including without limitation such shares listed on Exhibit A, and such shares are and will remain and all other Equity Interests constituting Pledged Collateral will be, free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests created by this Agreement;

(b) Such Pledgor has full corporate power, authority and legal right to execute the pledge provided for herein and to pledge the Pledged Shares and any additional Pledged Collateral to Pledgee, for the benefit of the Pledgee and the Secured Creditors;

(c) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally;

(d) there are no outstanding options, warrants or other agreements to which such Pledgor or such Issuer is a party (or by which either is bound) with respect to the Pledged Shares;

(e) the Pledged Shares have been, and all additional Pledged Collateral constituting capital stock will be, duly and validly authorized and issued, and are or will be fully paid and non-assessable. The Pledged Shares listed on Exhibit A constitute all of the issued and outstanding Equity Interests of the Issuers except as otherwise noted on such exhibit;

(f) no consent, approval or authorization of or designation or filing with any governmental authority on the part of such Pledgor is required in connection with the pledge and security interest granted under this Agreement, or the exercise by Pledgee of the voting and other rights provided for in this Agreement;

(g) the execution, delivery and performance of this Agreement by such Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter or by-laws of such Pledgor or any Issuer or of any securities issued by any Issuer or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which such Pledgor or any Issuer is a party or which purports to be binding upon such Pledgor or any Issuer or upon any of their respective assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of such Pledgor or any Issuer except as contemplated by this Agreement; and

(h) the pledge, assignment and delivery to Pledgee of the Pledged Shares pursuant to this Agreement creates a valid first lien on and a first perfected security interest in the Pledged Shares and the proceeds thereof in favor of Pledgee, for the benefit of Pledgee and the Secured Creditors, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of such Pledgor which would include the Pledged Shares. Each Pledgor covenants and agrees that it will defend Pledgee’s right, title and security interest in and to the Pledged Shares and the other Pledged Collateral against the claims and demands of all persons whomsoever;

provided, that (i) consents, approvals or authorizations of or designations or filings with governmental authorities on the part of such Pledgor may be required in connection with the security interest granted under this Agreement with respect to any Equity Interests in an Issuer other than DNAC and (ii) Pledgee may not foreclose on (or otherwise exercise remedial action with respect to) Pledged Collateral unless and until Pledgee (and any purchaser thereof, in the case of a sale) has obtained all consents, approvals and authorizations of, and made all designations or filing with applicable governmental authorities to the extent required by applicable laws, regulations or orders (and otherwise comply with the provisions of the last sentence of Section 7 below).

Section 4. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, a Pledgor shall become entitled to receive or shall receive any certificate representing Equity Interests (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Shares, or otherwise, such Pledgor agrees to accept the same as Pledgee’s agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the endorsement of such Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Pledgee, for the benefit of Pledgee and the Secured Creditors, subject to the terms hereof, as additional Pledged Collateral. In case any distribution of capital shall be made on or in respect of the Pledged Shares or any property shall be distributed upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to Pledgee to be held by it as additional Pledged Collateral. Except as provided in subsection 5(a)(ii) below, all sums of money and property so paid or distributed in respect of the Pledged Shares which are received by a Pledgor shall, until paid or delivered to Pledgee, be held by such Pledgor in trust as additional Pledged Collateral.

Section 5. Administration of Security. The following provisions shall govern the administration of the Pledged Shares:

(a) Each Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below):

(i) so long as no Event of Default has occurred and is continuing, to vote or consent with respect to the Pledged Shares in any manner not inconsistent with this Agreement, the Credit Agreement and the other Credit Documents; and

(ii) to receive cash dividends or other distributions in the ordinary course made in respect of the Pledged Shares, to the extent permitted to be paid pursuant to the Credit Agreement, in each case free of the lien created under this Agreement.

Each Pledgor hereby grants to Pledgee or its nominee, on behalf of the Secured Creditors, an irrevocable proxy to exercise all voting and corporate rights relating to the Pledged Shares in any instance, including, without limitation, to approve any merger involving any Issuer as a constituent corporation, which proxy shall only be exercisable immediately upon the occurrence and during the continuance of an Event of Default (but in any such case subject to the last sentence of Section 7 below). After the occurrence and during the continuance of an Event of Default and upon the request of Pledgee, each Pledgor agrees to deliver to Pledgee, on behalf of the Secured Creditors, such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Shares as Pledgee may request.

(b) Upon the occurrence and during the continuance of an Event of Default, in the event that a Pledgor, as record and beneficial owner of its Pledged Shares, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, such Pledgor shall deliver to Pledgee, for the benefit of Pledgee and the Secured Creditors, and Pledgee, for its own benefit and the benefit of the Secured Creditors, shall be entitled to receive and retain, all such cash or other distributions as additional Pledged Collateral.

(c) Subject to any sale or other disposition by Pledgee, on behalf of the Secured Creditors, of the Pledged Shares or other property pursuant to this Agreement, the Pledged Shares and any other Pledged Collateral shall be delivered to Pledgors upon full payment in cash, satisfaction and termination of all of the Liabilities and the termination of the lien and security interest hereby granted pursuant to Section 14 hereof.

Section 6. Rights of Pledgee. Neither Pledgee nor any of the Secured Creditors shall be liable for failure to collect or realize upon any of the Liabilities or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee or any of the Secured Creditors be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Shares held by Pledgee hereunder may, if an Event of Default has occurred and is continuing (but in any such case subject to the last sentence of Section 7 below), be registered in the name of Pledgee or its nominee and Pledgee or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to any Issuer and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Shares upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any Issuer or upon the exercise by any Pledgor or Pledgee of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

Section 7. Remedies. Upon the occurrence and during the continuance of an Event of Default (but in any such case subject to the last sentence of this Section 7), Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker’s board or at any of Pledgee’s offices or elsewhere upon such terms and conditions as Pledgee may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in such Pledgor, which right or equity is hereby expressly waived or released. Pledgee, for its own benefit and the benefit of the Secured Creditors, shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Pledged Collateral or in any way relating to the rights of Pledgee or any of the Secured Creditors hereunder, including reasonable attorneys’ fees and legal expenses, to the payment, in whole or in part, of the Liabilities in accordance with the Credit Agreement. Only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-608 of the UCC, need Pledgee, on behalf of the Secured Creditors, account for the surplus, if any, to Pledgors. Pledgors shall remain liable for any deficiency remaining unpaid after such application. Each Pledgor agrees that Pledgee need not give more than ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to a Pledgor if such Pledgor has signed after the occurrence and during the continuance of an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to Pledgee for the benefit of the Secured Creditors in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, Pledgee and the Secured Creditors shall have all the rights and remedies of a secured party under the UCC and under any other applicable law. Anything in this Agreement to the contrary notwithstanding, Pledgee may not foreclose upon any Pledged Collateral or otherwise exercise any other remedial rights or powers hereunder (including without limitation exercising any rights or powers to cause any Pledged Shares to be transferred of record into the name of Pledgee or its nominee or otherwise direct the vote of any such securities), unless and until (1) Pledgee (and in the case of a sale of such Pledged Collateral, the purchaser thereof) has complied with all requirements of applicable laws, regulations and orders governing the acquisition of voting securities or control of each Issuer and (ii) the acquisition of such Pledged Collateral and control of each Issuer and its Insurance Subsidiaries by Pledgee (or by the purchaser in any such sale) has, to the extent legally required, been duly approved by the applicable Governmental Authorities (including without limitation all applicable regulatory authorities) in accordance with applicable laws, regulations and orders.

Section 8. No Disposition, etc. Without the prior written consent of Pledgee, each Pledgor agrees that such Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Shares or any other Pledged Collateral, nor will such Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Shares, any other Pledged Collateral or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of Pledgee (which consent shall not be unreasonably withheld so long as no Event of Default has occurred and is continuing or would result therefrom), each Pledgor agrees that it will not vote to enable, and will not otherwise permit, any Issuer to (a) issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Shares or (b) dissolve, liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other Person, except in each case as permitted by the Credit Agreement.

Section 9. Sale of Pledged Shares.

(a) Each Pledgor recognizes that Pledgee, for its own benefit and on behalf of the Secured Creditors, may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of any Subsidiary) of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to be reasonable and affected in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral in order to permit a Pledgor or any Issuer to register such securities for public sale under the Act, or under applicable state securities laws, even if such Pledgor or any Issuer would agree to do so.

(b) Each Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at such Pledgor’s expense. Each Pledgor further agrees that a breach of any of the covenants contained in Sections 2, 4, 5(b), 8, 9 or 10 hereof will cause irreparable injury to Pledgee and the Secured Creditors, that Pledgee and the Secured Creditors have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of Pledgee to seek and obtain specific performance of other obligations of such Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

(c) Each Pledgor further agrees to indemnify and hold harmless Pledgee and the Secured Creditors, each of their respective successors and assigns, officers, directors, employees, agents and attorneys, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable counsel fees (collectively called the “Indemnified Liabilities”), under federal and state securities laws or otherwise insofar as such loss, liability, claim, damage or expense:

(i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing prepared in connection with the offer, sale or resale of all or any portion of the Pledged Collateral unless such untrue statement of material fact was provided by Pledgee specifically for inclusion therein; or

(ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading;

such indemnification to remain operative regardless of any investigation made by or on behalf of Pledgee or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, each Pledgor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Act). If and to the extent that the foregoing undertakings in this Section 9(c) may be unenforceable for any reason, each Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of each Pledgor under this Section 9(c) shall survive any termination of this Agreement.

Section 10. Further Assurances. Each Pledgor agrees that at any time and from time to time, upon the written request of Pledgee, such Pledgor will execute and deliver all stock powers, financing statements and such further documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.

Without limiting the foregoing, each Pledgor will take any and all actions required or requested by Pledgee, from time to time, to (i) cause Pledgee to obtain exclusive control of any Pledged Collateral owned by a Pledgor in a manner acceptable to Pledgee and (ii) obtain from any issuer of Pledged Collateral written confirmation of Pledgee’s control over such Pledged Collateral. For purposes of this Section 10, Pledgee shall have exclusive control of Pledged Collateral if (i) such Pledged Collateral consists of certificated securities and such Pledgor delivers such certificated securities to Pledgee (with appropriate endorsements if such certificated securities are in registered form); (ii) such Pledged Collateral consists of uncertificated securities and either (x) such Pledgor delivers such uncertificated securities to Pledgee or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to Pledgee, that it will comply with instructions originated by Pledgee without further consent by the applicable Pledgor, and (iii) such Pledged Collateral consists of security entitlements and either (x) Pledgee becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to documentation in form and substance satisfactory to Pledgee, that it will comply with entitlement orders originated by Pledgee without further consent by the applicable Pledgor.

Section 11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12. No Waiver; Cumulative Remedies. No failure on the part of Pledgee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Pledgee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

Section 13. Successors. This Agreement and all obligations of Pledgors hereunder shall be binding upon the successors and assigns of Pledgors, and shall, together with the rights and remedies of Pledgee and the Secured Creditors hereunder, inure to the benefit of Pledgee and the Secured Creditors and their successors and assigns, except that no Pledgor shall have any right to assign its obligations under this Agreement or any interest herein without the prior written consent of Pledgee.

Section 14. Termination. This Agreement and the liens and security interests granted hereunder shall terminate upon the full and complete performance and satisfaction of the principal of, and accrued interest on, the Loans and all other amounts due and owing under the Credit Agreement and this Agreement (other than contingent indemnification obligations) and the termination of all commitments under the Credit Agreement, and promptly upon such full and complete performance and indefeasible satisfaction, Pledgee shall surrender the certificates evidencing the Pledged Shares (and all other Pledged Collateral in its possession) to Pledgors.

Section 15. Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of Pledgee pursuant hereto, neither Pledgee nor any nominee of Pledgee shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to Pledgors.

Section 16. Survival of Representations. All representations and warranties of each Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

Section 17. Taxes and Expenses. Pledgors will upon demand jointly and severally pay to Pledgee all reasonable expenses, including the reasonable fees and expenses of counsel for Pledgee and of any experts and agents that Pledgee may incur in connection with:

(a) the administration of this Agreement;

(b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

(c) the exercise or enforcement of any of the rights of Pledgee hereunder; or

(d) the failure of any Pledgor to perform or observe any of the provisions hereof.

Section 18. Pledgee Appointed Attorney-In-Fact. Each Pledgor hereby irrevocably appoints Pledgee as such Pledgor’s attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default (but in any such case subject to the last sentence of Section 7 above), with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in Pledgee’s discretion, to take any action and to execute any instrument that Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

Section 19. Notices. All notices, demands and requests that any party is required or elects to give to any other party shall be given in accordance with the provisions of the Credit Agreement and at the address specified in the Credit Agreement.

Section 20. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

(a) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF ILLINOIS SITTING IN COOK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF ILLINOIS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THE PLEDGEE MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 19. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 21. WAIVER OF JURY TRIAL. EACH PLEDGOR AND PLEDGEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. PLEDGORS AND PLEDGEE EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISIONS HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 22. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

Section 23. Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure therefrom by any Pledgor shall in any event be effective without the written agreement of Pledgee and each Pledgor, and then only to the extent specifically set forth in such writing.

Section 24. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 25. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 26. Entire Agreement. This Agreement embodies the entire agreement and understanding between Pledgors and Pledgee with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between any Pledgor and Pledgee relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

PLEDGORS:

DARWIN PROFESSIONAL UNDERWRITERS, INC.

By:/s/ John L. Sennott, Jr.
Title: Senior Vice President and Chief Financial
Officer

DARWIN GROUP, INC.

By: /s/ John L. Sennott, Jr.
Title: Vice President and Treasurer

PLEDGEE:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Pledgee

for the benefit of Secured Creditors

By: /s/ Thomas A. Kiepura
Title: Vice President

Exhibit A
to Pledge Agreement

Pledgor	Issuer	Certificate No.	No. of Shares	Class of Shares
Darwin Professional Underwriters, Inc.	Darwin Group, Inc.	2	1,000	Common

	Darwin National
Darwin Group, Inc.	Assurance Company	1	3,500,000	Common

Exhibit B
to Pledge Agreement
Addendum to Pledge Agreement

Each of the undersigned, being the Pledgors pursuant to that certain Pledge Agreement dated as of March 23, 2007 (the “Pledge Agreement”) in favor of JPMorgan Chase Bank, National Association, as Collateral Agent (“Pledgee”), by executing this Addendum, hereby acknowledges that such Pledgor legally and beneficially owns capital stock as set forth below of      , a       [corporation] (“Corporation”). Such Pledgor hereby agrees and acknowledges that Corporation is an Issuer pursuant to the Pledge Agreement and the Shares (as hereinafter defined) shall be deemed Pledged Shares pursuant to the Pledge Agreement. Such Pledgor hereby represents and warrants to Pledgee that (i) all of the capital stock of Corporation now owned by such Pledgor (“Shares”) is presently represented by the stock certificates listed below, which stock certificates, with undated stock powers duly executed in blank by such Pledgor, are being delivered to Pledgee, simultaneously herewith, and (ii) after giving effect to this addendum, the representations and warranties set forth in Section 3 of the Pledge Agreement are true, complete and correct as of the date hereof.

Pledged Shares

Pledgor	Issuer	Certificate No.	No. of Shares	Class of Shares

IN WITNESS WHEREOF, each Pledgor has executed this Addendum this      day of      , 20     .

PLEDGORS:

DARWIN PROFESSIONAL UNDERWRITERS, INC.

By:
Title:

DARWIN GROUP, INC.

By:
Title: